UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2004

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-5424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On February 2, 2004, Delta Air Lines, Inc. (“Delta”) issued a press release announcing the offering of $325 million principal amount of 2 7/8% Convertible Senior Notes due 2024 (“Notes”) to a qualified institutional buyer pursuant to Rule 144A under the Securities Act of 1933, as amended. Delta also granted the initial purchaser of the Notes an option to purchase up to an additional $65 million principal amount of the Notes. The press release is attached hereto as Exhibit 99.1.

The Offering Memorandum for the Notes included certain factors which investors are urged to carefully consider. The list of risk factors is attached hereto as Exhibit 99.2.

Item 7. Financial Statements and Exhibits

(c) EXHIBITS

Exhibit 99.1	Press Release dated February 2, 2004, titled “Delta Air Lines Announces Offering of $325 Million of Convertible Senior Notes”.

Exhibit 99.2	List of Risk Factors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By:	/s/ James M. Whitehurst

James M. Whitehurst Senior Vice President – Finance, Treasury and Business Development

Date: February 2, 2004

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EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated February 2, 2004, titled “Delta Air Lines Announces Offering of $325 Million of Convertible Senior Notes”.

Exhibit 99.2	List of Risk Factors.

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